Exhibit 10.1(b)

July 9, 2004

Barr Laboratories, Inc.

Two Quaker Road

P.O. Box 2900

Pomona, New York 10970

Attention: President

Re:          Amendment No. 1 to License and Supply Agreement

Dear Sir:

This letter is to confirm our understanding concerning an amendment to be made with respect to the License and Supply Agreement dated as of July 7, 2004 (the “Agreement”), between Cephalon, Inc. (“Cephalon”) and Barr Laboratories, Inc. (“Barr”).  All terms not otherwise defined herein are used as defined in the Agreement.

The Agreement is hereby amended as follows:

1.             Section 1.21 of the Agreement, the “Barr-Cephalon License Effective Date,” is hereby deleted in its entirety and replaced with the following:

“1.21  ‘Barr-Cephalon License Effective Date’ means the Consent Agreement Effective Date.”

2.             Except as amended hereby, the Agreement remains in full force and effect.

If the foregoing accurately reflects your understanding as to these matters, please indicate your agreement in the space provided below, and return one fully-executed original to me.

Very truly yours,

CEPHALON, INC.

		By:	/s/ Paul Blake
		Name:	Paul Blake, FRCP
		Title:	Sr. V.P., Clinical Research &
Regulatory Affairs

Acknowledged and agreed to by:

BARR LABORATORIES, INC.

By:	/s/ Frederick J. Killion
Name: Frederick J. Killion
Title: Sr. VP and General Counsel

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